                                                           Exhibit 16

               GLOBAL GOVERNMENT SECURITIES FUND - CLASS A SHARES

          Total Return Calculation One Year Period Ended May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,009.31   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        0.93%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,059.80   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        5.98%   =   T


             Total Return Calculation Five Years Ended May 31, 1998


Formula                                          P(1+T)n   =   ERV

Including Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,166.93   =   ERV
Five years ended 5/31/98                               5   =   n

TOTAL RETURN FOR THE PERIOD                        3.14%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,225.16   =   ERV
Five years ended 5/31/98                               5   =   n

TOTAL RETURN FOR THE PERIOD                        4.15%   =   T

                  GOVERNMENT SECURITIES FUND - CLASS A SHARES

            Total Return Calculation Inception Through May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,273.50   =   ERV
Inception through 5/31/98                           6.54   =   n

TOTAL RETURN FOR THE PERIOD                        3.77%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,336.98   =   ERV
Inception through 5/31/98                           6.54   =   n

TOTAL RETURN FOR THE PERIOD                        4.54%   =   T



              Non-Standardized Cumulative Total Return Calculation
                         Inception Through May 31, 1998


Formula                                          ERV - P
                                                --------
                                                     P     =     T

Including Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $1,273.50   =    ERV

TOTAL RETURN FOR THE PERIOD                       27.35%   =    T

Excluding Payment of the Sales Charge
Net Asset Value                                    $7.55
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $1,336.98   =    ERV

TOTAL RETURN FOR THE PERIOD                       33.70%   =    T

                  GOVERNMENT SECURITIES FUND - CLASS B SHARES

          Total Return Calculation One Year Period Ended May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,010.12   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        1.01%   =   T


Excluding Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,049.81   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        4.98%   =   T

Total Return Calculation Five Years Ended May 31, 1998


Formula                                          P(1+T)n   =   ERV
Including Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,165.74   =   ERV
Five years ended 5/31/98                            5.00   =   n

TOTAL RETURN FOR THE PERIOD                        3.11%   =   T


Excluding Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,178.32   =   ERV
Five years ended 5/31/98                           5.00    =   n

TOTAL RETURN FOR THE PERIOD                        3.34%   =   T

                  GOVERNMENT SECURITIES  FUND - CLASS B SHARES

            Total Return Calculation Inception Through May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,275.84   =   ERV
Inception through 5/31/98                           6.54   =   n

TOTAL RETURN FOR THE PERIOD                        3.80%   =   T

Excluding Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,275.84   =   ERV
Inception through  5/31/98                          6.54   =   n

TOTAL RETURN FOR THE PERIOD                        3.80%   =   T


              Non-Standardized Cumulative Total Return Calculation
                         Inception Through May 31, 1998

Formula                                          ERV - P
                                                 -------
                                                    P      =   T

Including Payment of the CDSC
Net Asset Value                                    $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,275.84   =   ERV

TOTAL RETURN FOR THE PERIOD                       27.58%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $7.60
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,275.84   =   ERV

TOTAL RETURN FOR THE PERIOD                       27.58%   =   T

                  GOVERNMENT SECURITIES FUND - CLASS C SHARES

          Total Return Calculation One Year Period Ended May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,040.27   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        4.03%   =   T


Excluding Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,050.19   =   ERV
One year period ended 5/31/98                          1   =   n

TOTAL RETURN FOR THE PERIOD                        5.02%   =   T


Total Return Calculation Five Years Ended May 31, 1998


Formula                                          P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,179.56   =   ERV
Five years ended 5/31/98                            5.00   =   n

TOTAL RETURN FOR THE PERIOD                        3.36%   =   T


Excluding Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,179.56   =   ERV
Five years ended 5/31/98                           5.00    =   n

TOTAL RETURN FOR THE PERIOD                        3.36%   =   T

                  GOVERNMENT SECURITIES FUND - CLASS C SHARES

            Total Return Calculation Inception Through May 31, 1998

Formula                                          P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,193.57   =   ERV
Inception through 5/31/98                           5.14   =   n

TOTAL RETURN FOR THE PERIOD                        3.50%   =   T

Excluding Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,193.57   =   ERV
Inception through 5/31/98                           5.14   =   n

TOTAL RETURN FOR THE PERIOD                        3.50%   =   T



              Non-Standardized Cumulative Total Return Calculation
                         Inception Through May 31, 1998

Formula                                          ERV - P
                                                 -------
                                                    P      =    T

Including Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,193.57   =   ERV

TOTAL RETURN FOR THE PERIOD                       19.36%   =   T

Excluding Payment of the CDSC
Net Asset Value                                    $7.53
Initial Investment                             $1,000.00   =   P
Ending Redeemable Value                        $1,193.57   =   ERV

TOTAL RETURN FOR THE PERIOD                       19.36%   =   T